SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

December 27, 2005 (December 20, 2005)

AMC ENTERTAINMENT INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-8747	43-1304369
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

920 Main Street, Kansas City, Missouri 64105

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code:  (816) 221-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 1.01.              Entry into a Material Definitive Agreement

                    On December 21, 2005, Marquee Holdings Inc. (“Holdings”) and LCE Holdings, Inc. (“LCE Holdings”), the respective holding companies of AMC Entertainment Inc. (“AMCE”) and Loews Cineplex Entertainment Corporation (“Loews”), entered into a Consent Decree (the “Consent Decree”) with the State of Washington in connection with the pending merger between Holdings and LCE Holdings (the “Merger”).  See AMCE’s reports on Form 8-K filed on June 21, 2005 and June 24, 2005 regarding the Merger.  The Consent Decree requires Loews to divest one theatre located in Seattle, Washington.  On December 21, 2005, Holdings and LCE Holdings entered into a Hold Separate Stipulation and Order (the “WA Hold Separate Stipulation and Order”) with the State of Washington, which provides that prior to such divestitures the subject theatres remain economically viable and ongoing business concerns and active competitors.  Copies of the Consent Decree and the WA Hold Separate Stipulation and Order are attached hereto as Exhibits 10.1 and 10.2 and are incorporated herein by reference.  The above description of the Consent Decree is qualified in its entirety by reference to the full text of the Consent Decree and the WA Hold Separate Stipulation and Order.

                    In connection with the Merger, on December 20, 2005, Holdings and LCE Holdings entered into a Final Judgment (the “DOJ Final Judgment”) with the Antitrust Division of the United States Department of Justice (the “DOJ”), which requires AMCE and Loews to divest certain theatres in Illinois, New York, Washington, Massachusetts and Texas, as applicable.  On December 20, 2005, Holdings and LCE Holdings entered into a Hold Separate Stipulation and Order (the “Hold Separate Stipulation and Order”) with the DOJ, which provides that prior to such divestitures the subject theatres remain economically viable and ongoing business concerns, and that Holdings and LCE Holdings maintain competition in the various markets in which such theatres are located.  Copies of the DOJ Final Judgment and Hold Separate Stipulation and Order are attached hereto as Exhibits 10.2 and 10.3, respectively, and are incorporated herein by reference.  The above description of the DOJ Final Judgment and the Hold Separate Stipulation and Order is qualified in its entirety by reference to the full text of the DOJ Final Judgment and the Hold Separate Stipulation and Order.

                    In connection with the Merger, on December 21, 2005, Holdings and LCE Holdings entered into a Final Judgment (the “District of Columbia Final Judgment”) with the District of Columbia, which requires AMCE and Loews to each divest one theatre in Washington, D.C.  A copy of the District of Columbia Final Judgment is attached hereto as Exhibit 10.4 and is incorporated herein by reference.  The above description of the District of Columbia Final Judgment is qualified in its entirety by reference to the full text of the District of Columbia Final Judgment.

                    In connection with the Merger, on December 20, 2005, Holdings and LCE Holdings entered into a Stipulation for Entry into Final Judgment (the “Stipulation for Entry into Final Judgment”) and a Stipulated Final Judgment (the “Stipulated Final Judgment”) with the State of California, which requires AMCE to divest two theatres located in San Francisco, California.  Copies of the Stipulation for Entry into Final Judgment and the Stipulated Final Judgment are attached hereto as Exhibits 10.5 and 10.6 and are incorporated herein by reference.  The above description of the Stipulation for Entry into Final Judgment and the Stipulated Final Judgment is qualified in its entirety by reference to the full text of the Stipulation for Entry into Final Judgment and the Stipulated Final Judgment.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

	Exhibit 10.1	—	Consent Decree, dated December 21, 2005, by and among Marquee Holdings Inc., LCE Holdings, Inc. and the State of Washington.
	Exhibit 10.2	—	Hold Separate Stipulation and Order, dated December 21, 2005, by and among Marquee Holdings Inc., LCE Holdings, Inc. and the State of Washington.
	Exhibit 10.3	—	Final Judgment, dated December 20, 2005, by and among Marquee Holdings Inc., LCE Holdings, Inc. and the Antitrust Division of the United States Department of Justice.

Exhibit 10.4	—	Hold Separate Stipulation and Order, dated December 20, 2005, by and among Marquee Holdings Inc., LCE Holdings, Inc. and the Antitrust Division of the United States Department of Justice.
Exhibit 10.5	—	District of Columbia Final Judgment, dated December 21, 2005, by and among Marquee Holdings Inc., LCE Holdings, Inc. and the District of Columbia.
Exhibit 10.6	—	Stipulation for Entry into Final Judgment, dated December 20, 2005, by and among Marquee Holdings Inc., LCE Holdings, Inc. and the State of California.
Exhibit 10.7	—	Stipulated Final Judgment, dated December 20, 2005, by and among Marquee Holdings Inc., LCE Holdings, Inc. and the State of California.

Signatures

                Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 27, 2005

AMC ENTERTAINMENT INC.

/s/ Craig R. Ramsey
Name:	Craig R. Ramsey
Title:	Executive Vice President and Chief Financial Officer